FIRST COMMONWEALTH FINANCIAL CORPORATION AND SUBSIDIARIES

Exhibit 24.1-POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT - that each person whose signature appears below constitutes and appoints Joseph E. O'Dell and David R. Tomb, Jr., and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE AND CAPACITY                                      DATE

/S/EDWARD T.COTE                                            March 17, 2003
 Edward T. Cote, Director

/S/DAVID R. TOMB, JR.                                       March 17, 2003
 David R. Tomb, Jr., Sr. Vice President,
Secretary, Treasurer and Director

/S/JAMES W. NEWILL                                          March 17, 2003
 James W. Newill, Director

/S/DALE P. LATIMER                                          March 17, 2003
 Dale P. Latimer, Director

/S/RAY T. CHARLEY                                           March 18, 2003
 Ray T. Charley, Director

/S/JOHN A. ROBERTSHAW, JR.                                  March 18, 2003
 John A. Robertshaw, Jr., Director

/S/DAVID S. DAHLMANN                                        March 18, 2003
 David S. Dahlmann, Director

/S/JOHN J. DOLAN                                            March 17, 2003
 (2)John J. Dolan, Executive Vice President
and Chief Financial Officer

/S/JANICE PATTI                                             March 17, 2003
 (1)Janice Patti, Comptroller

(1) Also Chief Accounting Officer
(2) Also Financial Officer

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